Exhibit 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350.

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Investment Properties Associates (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Irving Schneider, General Partner and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Irving Schneider
---------------------------------------
Irving Schneider

General and Special Limited Partner and
Chief Executive Officer

May 14, 2003


                                       11